SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report – April 22, 2003

NSD BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-22124	25-1616814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5004 McKnight Road Pittsburgh, Pennsylvania	15237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (412) 231-6900

N/A

(Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.

Not	Applicable.

Item 2.    Acquisition or Disposition of Assets.

Not	Applicable.

Item 3.    Bankruptcy or Receivership.

Not	Applicable.

Item 4.    Changes in Registrant’s Certifying Accountant.

Not	Applicable.

Item 5.    Other Events.

Not	Applicable.

Item 6.     Resignations of Registrant’s Directors.

Not	Applicable.

Item 7.    Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99	Press Release, of Registrant, dated April 22, 2003, re: NSD Bancorp Declares Stock Dividend and Announces First Quarter Earnings

Item 8.    Change in Fiscal Year.

Not	Applicable.

Item 9.    Regulation FD Disclosure.

Not	Applicable.

Item 10.    Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not	Applicable.

Item 12.    Results of Operations and Financial Condition.

On April 22, 2003, the registrant announced its results of operations for the quarter ended March 31, 2003. A copy of the related press release is being filed as Exhibit 99 to this Form 8-K and is incorporated by reference in its entirety.

The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSD BANCORP, INC. (Registrant)

Dated: April 22, 2003	/s/ LLOYD G. GIBSON
Lloyd G. Gibson, President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit
99	Press Release, of Registrant, dated April 22, 2003,
re: NSD Bancorp Declares Stock Dividend and Announces First Quarter Earnings